                         Exhibit 10h
                         -----------

                LEVI STRAUSS ASSOCIATES INC.


                  AMENDMENT AND RESTATEMENT
                             OF
                LEVI STRAUSS ASSOCIATES INC.
                 DEFERRED COMPENSATION PLAN
                       FOR EXECUTIVES


     WHEREAS, LEVI STRAUSS ASSOCIATES INC. (the "Company") maintains the Levi Strauss Associates Inc. Deferred Compensation Plan for Executives (the "Plan");

     WHEREAS, pursuant to Article 10 of the Plan, the Board of Directors of the Company or its delegatee is authorized to amend the Plan at any time and for any reason;

     WHEREAS, the Company desires to amend and restate the Plan to provide alternative measurement methods with respect to deferred compensation accounts and effect certain other changes;

     WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to any other officer of the Company the authority to adopt certain amendments to the Plan;

     WHEREAS, on June 1, 1993, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the Plan subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof,

     WHEREAS, the amendment and restatement effected hereby are within such limits to the delegated authority of Donna J. Goya;

     NOW, THEREFORE, effective April 1, 1994, the Plan is hereby amended and restated to read as set forth in the exhibit hereto.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto, on August 22, 1994.

                                    --------------------------------------
                                    Donna J. Goya
                                    Senior Vice President
                LEVI STRAUSS ASSOCIATES INC.



                          AMENDMENT
                             OF
                LEVI STRAUSS ASSOCIATES INC.
                 DEFERRED COMPENSATION PLAN
                       FOR EXECUTIVES


     WHEREAS, LEVI STRAUSS ASSOCIATES INC. (the "Company") maintains the Levi Strauss Associates Inc. Deferred Compensation Plan for Executives (as amended and restated through April 1, 1994) (the "Plan");

     WHEREAS, pursuant to Article 10 of the Plan, the Board of Directors of the Company or its delegatee is authorized to amend the Plan at any time and for any reason;

     WHEREAS, the Company desires to amend the Plan;

     WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to any other officer of the Company the authority to adopt certain amendments to the Plan;

     WHEREAS, on June 1, 1993, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the Plan subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof,

     WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

     NOW, THEREFORE, effective April 1, 1994, Section 6(f) shall be amended by the addition of a new paragraph at the end of existing Section 6(f), to read as set forth below:

         In the event the Administrative Committee approves a hardship distribution to an Eligible Employee under this Section 6(f), deferrals of such Eligible Employee's total compensation automatically shall be cancelled for the remaining portion of the calendar year in which the Eligible Employee's request is filed with the Administrative Committee.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto, on August 22, 1994.

                                    --------------------------------------
                                    Donna J. Goya
                                    Senior Vice President